FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 1, 1999                  Date of earliest event reported:
                                                         June 24, 1999


                          Boston Scientific Corporation
             (Exact name of Registrant as specified in its charter)


    Delaware                         1-11083                      04-2695240
 (State or other                   (Commission                 (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

One Boston Scientific Place, Natick, Massachusetts                   01760-1537
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (508) 650-8000

                             Exhibit Index on Page 2




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Item 5.        Other Events

                  On June 30, 1999, Boston Scientific Corporation (the "Company") issued an aggregate of 14,950,000 shares of its common stock, par value $.01 per share (the "Common Stock"). In connection with this offering, the Company entered into a U.S. Purchase Agreement dated June 24, 1999 between the Company and the Underwriters named therein (the "U.S. Purchase Agreement") and an International Purchase Agreement dated June 24, 1999 between the Company and the International Managers named therein (the "International Purchase Agreement"). The U.S. Purchase Agreement provides for the issuance by the Company of 10,400,000 shares of Common Stock and up to an additional
1,560,000 shares of Common Stock to cover over-allotments. The International Purchase Agreement provides for the issuance by the Company of 2,600,000 shares of Common Stock and up to an additional 390,000 shares of Common Stock to cover over-allotments.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


     Exhibit No.            Exhibit Description
     -----------            -------------------

     99.1                   Executed U.S. Purchase Agreement dated June 24, 1999
     99.2                   Executed International Purchase Agreement dated June
                            24, 1999


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BOSTON SCIENTIFIC CORPORATION


Date: July 1, 1999                  By:     /s/ Lawrence J. Knopf
                                         -------------------------------------
                                         Name:   Lawrence J. Knopf
                                         Title:  Vice President and Assistant
                                                 General Counsel

                                INDEX TO EXHIBITS


     Exhibit No.            Exhibit Description
     -----------            -------------------

     99.1                   Executed U.S. Purchase Agreement dated June 24, 1999
     99.2                   Executed International Purchase Agreement dated June
                            24, 1999